                                                                    Exhibit 32.2

                 CERTIFICATION OF THE CHIEF FINANCIAL OFFICER
                      PURSUANT TO 18 U.S.C. SECTION 1350
                            AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of SWMX, Inc., (the "Company") on Form
10-QSB for the quarterly period ended September 30, 2007 the Securities and
Exchange Commission on the date hereof (the "Report"), I, James Caci, Chief
Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

       (1)  The Report fully complies with the requirements of Section 13 (a) of
            15 (d) of the Securities Exchange Act of 1934; and

       (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 14, 2007

                                      /s/ James Caci
                                      -------------------------------
                                      James Caci
                                      Chief Financial Officer